                            Schedule 14A Information
                                 (Rule 14A-101)
                     Information Required in Proxy Statement
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

[X] Filed by the Registrant
[_] Filed by a Party other than the Registrant
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (As permitted by Rule 14A-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     The Emerging Markets Income Fund II Inc
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------

                    THE EMERGING MARKETS INCOME FUND II INC
                               125 Broad Street
                              New York, NY 10004

                                                             September 18, 2002

Dear Stockholders:

   You previously received the proxy materials dated August 21, 2002 for the Annual Meeting of Stockholders (the "Meeting") of The Emerging Markets Income Fund II Inc (the "Fund") scheduled for Thursday, September 19, 2002. Subsequent to the date the proxy materials were disseminated Heath B. McLendon resigned as Co-Chairman and a Director of the Fund in order to serve as Chairman of the recently created Equity Research Policy Committee at Salomon Smith Barney Inc.

   The Fund's Board of Directors elected R. Jay Gerken as a Director and Co-Chairman, and accordingly, Mr. Gerken is replacing Mr. McLendon as one of the Board's nominees for election as a Director by stockholders at the Meeting. In order to afford stockholders the opportunity to consider and vote on Mr. Gerken's nomination, it is anticipated that the Annual Meeting of Stockholders on September 19, 2002, will be adjourned to Tuesday, October 29, 2002, at 1:00 p.m. New York time and will be held at 388 Greenwich Street, 26th Floor, Conference Room M, New York, New York.

   Except as specifically amended or supplemented by the information contained in the attached Proxy Statement Supplement and proxy card, all information set forth in the Fund's Proxy Statement dated August 21, 2002 remains accurate and should be considered in casting your vote by proxy or at the Meeting.

   If you have already voted your shares for the nominees listed in the August 21, 2002 proxy materials, your votes will be cast as indicated FOR Mr. Salacuse and no votes will be recorded for Mr. McLendon. To vote FOR Mr. Gerken and/or to change your vote for Mr. Salacuse, please sign, date and mail the enclosed proxy card. The latest dated proxy card received will be counted.

   You are cordially invited to attend the Meeting. If you do not plan to attend, however, please sign, date and mail the enclosed proxy card.

                              Sincerely,

                              Christina T. Sydor
                              Secretary

THE ANNUAL MEETING OF STOCKHOLDERS, PREVIOUSLY SCHEDULED FOR SEPTEMBER 19, 2002, WILL BE ADJOURNED TO TUESDAY, OCTOBER 29, 2002 AT 1:00 P.M. NEW YORK TIME AND WILL BE HELD AT 388 GREENWICH STREET, 26TH FLOOR, CONFERENCE ROOM M, NEW YORK, NEW YORK.

                    THE EMERGING MARKETS INCOME FUND II INC
                               125 Broad Street
                           New York, New York 10004

--------------------------------------------------------------------------------
                          PROXY STATEMENT SUPPLEMENT
--------------------------------------------------------------------------------

                                 INTRODUCTION

   This Proxy Statement Supplement is furnished in connection with the solicitation by the Board of Directors of The Emerging Markets Income Fund II Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") (and at any adjournment or adjournments thereof).

   The purpose of this Proxy Statement Supplement is to inform stockholders that one of the two nominees proposed by the Fund's Board of Directors for election as Class II Directors of the Fund, Heath B. McLendon, has been replaced by R. Jay Gerken. Mr. Gerken was elected as a Director and as Co-Chairman of the Fund following Mr. McLendon's resignation. Mr. McLendon informed the Board that he was resigning in order to serve as Chairman of the recently created Equity Research Policy Committee at Salomon Smith Barney Inc. In order to afford stockholders the opportunity to consider and vote on Mr. Gerken's nomination, the previously scheduled September 19, 2002 Meeting will be adjourned to Tuesday, October 29, 2002, at 1:00 p.m., New York time, at 388 Greenwich Street, 26th Floor, Conference Room M, New York, New York.

   Except as specifically amended or supplemented by the information contained in this Proxy Statement Supplement, all information set forth in the Proxy Statement dated August 21, 2002 remains accurate and should be considered in casting votes by proxy or at the Meeting.

   The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on the matter.

                       Proposal 1: ELECTION OF DIRECTORS

   The Fund's Board of Directors has nominated Jeswald W. Salacuse and R. Jay Gerken for election as Class II Directors of the Fund to hold office until the year 2005 Annual Meeting of Stockholders or thereafter when their respective successors are duly elected and qualified. The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the two nominees. The nominees for election are currently members of the Fund's Board of Directors. Mr. Salacuse has previously been elected a Director by the Fund's stockholders. Mr. Gerken was recently elected as Co-Chairman and a Director by the Board of Directors following the resignation of Heath B. McLendon. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

   The following table provides information concerning Mr. Gerken:

                                                                      Number of
                                                                     Portfolios
                                                                     Advised by
                                                                     SBAM,/(1)/
                                                                      SBAM and
                                                                        PIMCO
                                                                    Advisors,/(2)/
                                                                         and
                                                                        PIMCO
                                                                    Advisors/(3)/
                                                                         and
                                         Length      Principal       Overseen by       Other
                             Position      of       Occupations        Nominee     Directorships
       Name, Address         Held with    Term      during Past      (including       Held by
          and Age            the Fund    Served       5 Years         the Fund)       Nominee
--------------------------- ------------ ------ ------------------- -------------  -------------
Interested Director Nominee
R. Jay Gerken*              Director and Since  Managing Director,    220/(1)/         None
 Salomon Smith Barney Inc.  Co-Chairman  2002   Salomon Smith           6/(2)/
 125 Broad Street                               Barney Inc.;            0/(3)/
 New York, NY 10004                             formerly, portfolio
 Age: 51                                        manager, Smith
                                                Barney Growth and
                                                Income Fund
                                                (1994-2000) and
                                                Smith Barney
                                                Allocation Series
                                                Inc. (1996-2001).

--------
* Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because he is a Managing Director of Salomon Smith Barney Inc., an affiliate of Salomon Brothers Asset Management Inc ("SBAM"), the investment adviser to the Fund.
(1) Number of portfolios advised by SBAM or affiliates of SBAM.
(2) Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Funds Advisors LLC ("PIMCO Advisors") or affiliates of PIMCO Advisors.
(3) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

   The following table provides information concerning the dollar range of equity securities owned beneficially by Mr. Gerken as of December 31, 2001:

                                                   Aggregate Dollar Range of Equity
                                                   Securities in All Funds Overseen
                            Dollar Range of Equity by Director/Nominee and Advised
Name of Director/Nominee    Securities in the Fund             by SBAM
------------------------    ---------------------- --------------------------------
Interested Director/Nominee
* R. Jay Gerken                      None                   over $100,000

--------
*  Mr. Gerken is an "interested person" as defined in the 1940 Act.

   No remuneration was paid by the Fund during the Fund's fiscal year ended May 31, 2002 to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

   Information with respect to Mr. Salacuse and the other Directors and officers of the Fund is contained in the Fund's Proxy Statement dated August 21, 2002. Since the date the proxy materials were first disseminated, Leslie H. Gelb, Dr. Riordan Roett and Jeswald W. Salacuse oversee 13 additional portfolios advised by SBAM or its affiliates, bringing the total number of portfolios (including the Fund) advised by SBAM or its affiliates and overseen by each of Messrs. Gelb and Salacuse and Dr. Roett to 26.

THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR

VOTING

   Votes by proxy already voted FOR the nominees listed in the Proxy Statement dated August 21, 2002 will be applied FOR the election of Jeswald W. Salacuse. No votes will be recorded for Heath B. McLendon. To vote by proxy FOR R. Jay Gerken and/or to change a vote by proxy for Jeswald W. Salacuse, stockholders must sign, date and mail the enclosed proxy card. The latest dated proxy card received will be counted.

September 18, 2002

                                     PROXY
                    THE EMERGING MARKETS INCOME FUND II INC
                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

        The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante, Robert M. Nelson, Judith C. Loomis and Lewis E. Daidone, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Income Fund II Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 388 Greenwich Street, 26th Floor, Conference Room M,
New York, New York on Tuesday, October 29, 2002, at 1:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

     PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.



-------------             (continued on reverse side)              -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------


      Please mark your
  [X] votes as in this
      example.


                                            WITHHOLD
                       FOR              authority to vote
                    nominees            for the nominees
                listed at right         listed at right
1. ELECTION            [_]                     [_]         Nominees:                         2. Any other business that may properly
   OF CLASS II                                                                                  come before the Meeting.
   DIRECTORS                                                    (1) Jeswald W. Salacuse
To serve until the year 2005 Annual Meeting of                  (2) R. Jay Gerken
Stockholders:
(INSTRUCTION: To withhold authority to vote for any                                          3. I will be attending       [_]
individual nominee, write the name of the nominee on                                            the Meeting
the line below.)


____________________________________________________                                         Please complete, sign and date hereon
                                                                                             and mail in accompanying postpaid
                                                                                             envelope.









SIGNATURE _________________________ DATE__________, 2002   SIGNATURE____________________________________ DATE ___________, 2002
                                                                              IF JOINTLY HELD
NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.